27th Annual J. P. Morgan Healthcare Conference January 2009

Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products in patients, uncertainties related to the need for regulatory and other government approvals, risks related to third party patents and proprietary technology, the need for additional capital, uncertainty of market acceptance of Regeneron's product candidates, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors related to our business. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials. Safe Harbor Statement

Regeneron Overview ARCALYST(r) (rilonacept) marketed for treatment of orphan auto-inflammatory disease (CAPS) Broad Development Pipeline - 9 Phase 3 trials by mid- 2009 Oncology - Symptomatic malignant ascites data in mid-2009; 4 Phase 3 programs enrolling patients Eye Disease - Phase 3 program in wet AMD planned to complete enrollment this year; Phase 2 program in DME initiated Inflammatory Disease - Phase 3 program in gout to begin 1Q09 VelocImmune(r) Antibody Platform One Phase 1 trial in rheumatoid arthritis plus 2 INDs filed December 2008 Target 2-3 new antibody INDs per year Strong Financial Position 2008 year-end cash and securities of ~$528MM; no debt Significant funding from collaborations with sanofi-aventis and Bayer HealthCare

Broad Development Pipeline
Phase 1
Phase 2
Phase 3
Marketed
Initial Data
ARCALYST® (rilonacept)
CAPS
Gout Flare Prevention
2010
Acute Gout
2010
VEGF Trap-Eye
Wet age-related macular degeneration
2010
Diabetic macular edema
2010
Aflibercept (VEGF Trap)
2nd-line metastatic colorectal cancer
2010
1st-line metastatic pancreatic cancer
2010
2nd-line metastatic non-small cell lung cancer
2010
1st-line metastatic prostate cancer
2011
1st-line metastatic colorectal cancer
Symptomatic malignant ascites
2009
Other Studies
Antibodies
REGN88 (IL-6R antibody)
Rheumatoid arthritis
REGN421 (Dll4 antibody)
Advanced malignancies
REGN475 (NGF antibody)
Pain
Product Marketed
Underway
Planned
REGENERON

R&D Investment Leverage R&D Funding Aflibercept: 100% funded by sanofi-aventis* Antibody Discovery: $75MM in 2008 and $100MM/year in 2009-12 funded by sanofi-aventis Antibody Development: 100% funded by sanofi-aventis* VEGF Trap-Eye: 50% funded by Bayer HealthCare* * 50% repayment from profits Total Estimated R&D Spend on Regeneron Programs ($MM) (Regeneron Spend + Collaboration Spend) 2008 Regeneron Cash Burn (ex. Financing) 2008 R&D Spend 2009 R&D Spend ~$425 ~$125 >$500

ARCALYST(r) (rilonacept)

ARCALYST(r) (rilonacept) Approved and Launched in 2008 ARCALYST(r) (rilonacept) is the only therapy approved for treatment of Cryopyrin-Associated Periodic Syndromes (CAPS) Rare, inherited, auto-inflammatory diseases Familial Cold Auto-inflammatory Syndrome (FCAS) Muckle-Wells Syndrome (MWS) Approved for adults and children age 12 and older Full prescribing information available at regeneron.com Patients with CAPS experience ongoing lifelong symptoms Intermittent, debilitating exacerbations or flares can be triggered at any time by exposure to cooling temperatures Symptoms include rash, fever/chills, joint pain, eye redness/pain and fatigue Patients often adopt a compromised lifestyle 2008 shipments ~$11MM; 2009 estimate ~$20-24MM

Rilonacept in Gout Unmet medical need 1% of US population suffers from gout - one of the most painful rheumatic diseases > 750,000 gout patients start on allopurinol each year to lower uric acid levels; during first months of therapy many experience acute flares of joint pain and inflammation 1.4MM people treated for acute gout attacks each year - 20% in hospital ER's Phase 2 trial completed in prevention of allopurinol-induced gout flares Met primary and secondary endpoints No serious drug-related adverse events

Phase 2 Primary Endpoint: Mean Number of Gout Flares per Patient through Week 12 Placebo (n=42) Rilonacept (n=41) 0.79 0.15 Mean number of gout flares per patient 0.15 p = 0.0011 (33 flares) (6 flares) 0.79 81% ^

Phase 2 Proportion of Patients with a Gout Flare through Week 12 Placebo (n=42) Rilonacept (n=41) 45 15 Proportion of patients with a gout flare p < 0.004 45.2% 14.6% (19 patients) (6 patients) 9 of 42 > 1 flare 0 of 41 > 1 flare

Phase 3 Rilonacept Program in Gout Gout flares induced by urate-lowering drugs Two studies: rilonacept vs. placebo Acute gout rilonacept vs. NSAIDs vs. NSAIDs plus rilonacept Safety study Program to start 1Q09

Aflibercept (VEGF Trap)

Aflibercept (VEGF Trap) Phase 3 Oncology Program Partnered with sanofi-aventis All studies approximately 1/3 enrolled Each study monitored by Independent Data Monitoring Committee Total Number of Patients to be Enrolled Initial Data Expected VELOUR study: 2nd line metastatic colorectal cancer (+ folinic acid, 5-FU & irinotecan) 1200 2010 VANILLA study: 1st line metastatic pancreatic cancer (+ gemcitabine) 630 2010 VITAL study: 2nd line non-small cell lung cancer (+ Taxotere(r)) 900 2010 VENICE study: 1st line metastatic hormone resistant prostate cancer (+ Taxotere(r)) 1240 2011

Aflibercept Single-Agent Phase 2 - SMA Symptomatic Malignant Ascites (SMA) in Advanced Ovarian Cancer (AOC) Condition in which fluid containing cancer cells collects in the abdomen Treated by paracentesis - procedure in which fluid is directly drained from the abdomen Randomized, placebo-controlled study Fully enrolled Data expected mid-2009 27

Aflibercept Summary SMA target enrollment reached Data expected mid-2009 4 Phase 3 studies approximately 1/3 enrolled Initial data expected 2010 Additional studies Colorectal cancer Phase 2 study: First line treatment with FOLFOX6+/- aflibercept recruiting patients Over 1600 patients treated with aflibercept in clinical trials Phase 3 Program Moving Forward Robustly

VEGF Trap-Eye

VEGF Trap-Eye - The Opportunity Potential differentiation relative to standard of care being explored in patients with neovascular form of age-related macular degeneration (wet AMD) Possible visual acuity gains Possible less frequent dosing with similar gain in vision Potential maintenance of visual acuity gain with as-needed dosing Development Program Phase 2 study in wet AMD completed Two Phase 3 studies in wet AMD enrolling patients Phase 2 study in diabetic macular edema (DME) initiated in 4Q08 Partnered with Bayer HealthCare

Ranibizumab Findings in Wet AMD 12-Month Change in Visual Acuity vs. Baseline (Letters) Infrequent Dosing Monthly Dosing 12-Month Change in Visual Acuity vs. Baseline (Letters)

CLEAR-IT 2: Phase 2 Study Design 0.5 mg q4 wks VEGF Trap-Eye 0 4 8 12 Weeks 0.5 mg q12 wks VEGF Trap-Eye 2 mg q4 wks VEGF Trap-Eye 2 mg q12 wks VEGF Trap-Eye 4 mg q12 wks VEGF Trap-Eye Primary and Secondary Endpoints 16 prn ....1 year prn ....1 year prn ....1 year prn ....1 year prn ....1 year

Encouraging 52-Week Phase 2 Results for VEGF Trap-Eye in Wet AMD Significant improvements in visual acuity and retinal thickness through one year 9.0 letter average gain for 2.0 mg q4 week dose at 52 weeks After week 12, patients from all dose groups, on average, required only two additional injections over the following 40- week PRN (as-needed) dosing phase Treatment through week 48 associated with reduction in size of choroidal neovascular membrane (CNV), the lesion known to be the underlying cause of vision loss in wet AMD VEGF Trap-Eye was generally well tolerated with no serious drug-related adverse events Results Announced August 2008

VEGF Trap-Eye Phase 2 Study 52-Week Mean Change in Visual Acuity Change in Visual Acuity (letters) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 0.5q4 0 5 7.1 8.8 9.3 8.6 7.6 7.3 8 8.1 6.9 5.7 5.5 5.4 2q4 0 6.5 6.2 8.3 10 9.9 9.5 9.5 10.1 9.1 9.7 8.4 7.2 9 9.0* 5.4† 0.5q4 2q4 *P<0.0001 †P >0.05 Fixed-dosing Phase PRN-dosing Phase LOCF analysis; paired t-test. 0.5q4 : n=32; 2q4: n=31

VEGF Trap-Eye Phase 2 Study 52-Week Mean Change in Retinal Thickness Posterior Pole Scans, LOCF analysis. 0.5q4: n=32; 2q4: n=31 0 4 8 12 16 20 24 28 32 36 40 44 48 52 0.5q4 0 -123.7 -144.2 -153.5 -163.3 -148.2 -145.2 -135.9 -140.8 -137.3 -135.8 -118.7 -129.6 -125 2q4 0 -151.3 -177.1 -169.2 -182.7 -161.5 -166.3 -145.6 -161.5 -148.5 -153.6 -128.1 -136.2 -143 0.5q12 0 -121.1 -94.4 -75.6 -139.6 -102.2 -87.1 -110 -101.3 -108.5 -120.1 -110.7 -92.6 -108.5 2q12 0 -110.2 -89.9 -56.3 -107.4 -93.6 -121.4 -88.5 -98.6 -103.4 -116.8 -107.9 -103.1 -111.6 4q12 0 -209 -188.8 -139.8 -208.6 -201.2 -199.9 -175.4 -183.5 -180.8 -181.3 -180.1 -191.8 -161.4 Week Change in CR/LT (microns) -125* -143* 0.5q4 2q4 Fixed-dosing Phase PRN-dosing Phase *P<0.0001

Mean Change in Total Active CNV Size through 48 weeks by Fluorescein Angiography 0 4 8 12 16 20 24 28 32 36 48 0.5q4 0 -1.73 -1.73 -1.26 -1.29 -1.12 -1.55 -1.53 -1.43 -1.72 -1.42 2q4 0 -1.83 -1.61 -1.64 -1.55 -1.76 -2.52 -2.41 -2.62 -3.07 -3.41 Week Change From Baseline (mm2) -1.42** 0.5q4 Mandatory FA only; LOCF analysis; 0.5q4: n=32; 2q4: n=31 -3.41* 2q4 *P < 0.001 **P < 0.05 Fixed-dosing Phase PRN-dosing Phase

VEGF Trap-Eye Phase 3 Program in Wet AMD VIEW 1 enrolling 1200 patients in U.S. and Canada VIEW 2 enrolling 1200 patients in rest of world 4 arms in both trials - VEGF Trap-Eye - ranibizumab - 0.5 mg q4 weeks - 0.5 mg q4 weeks - 2.0 mg q4 weeks - 2.0 mg q8 weeks (after 3 monthly doses) Fixed dosing for 52 weeks (primary endpoint measurement) followed by PRN dosing for 44 weeks Initial data for primary endpoint expected 2010 VEGF Trap-Eye: Two Phase 3 Studies Underway

VEGF Trap-Eye Phase 2 Program in DME Double-masked, randomized, controlled study 5 arms: 4 VEGF Trap-Eye regimens vs. laser treatment Enrolling approximately 200 patients in U.S., Canada, EU and Australia 52 weeks of treatment with 6 month additional safety follow-up Primary efficacy endpoint: Change in best corrected visual acuity (BCVA) from baseline to week 24

Antibodies

VelociSuite of Technologies: Target Identification and Validation Together, used to identify and validate drug targets: Rapidly replaces gene with reporter to see where gene is active Shows the result of deleting or adding extra copies of genes Allows direct testing in mammalian models of whether the gene product is an important target in a disease setting and for therapeutic intervention Selected to play major role in NIH Knockout Mouse Project VelociGene(r) VelociMouse(r) High-throughput generation of almost any desired genetic alteration in mouse embryonic stem cells High-throughput generation of mouse models directly from embryonic stem cells containing genetically altered target genes

VelociSuite of Technologies: Human Antibody Generation and Manufacturing

VelocImmune®

Rapid generation of high-quality, fully human antibodies

- Genetically humanized over 6 megabases of mouse immune genome
- *VelocImmune* mice mount a robust immune response and generate antibodies as efficiently as normal mice

VelociMab™

High-throughput antibody screening and selection and high-expression, manufacturing cell line development

- Antibodies with most desirable therapeutic characteristics are identified
- Antibodies cloned into high-expression manufacturing cell lines, suitable for clinical and commercial use human heavy chain Vs
Ds
Js
mouse constants and controlling regions
human kappa chain Vs
Js
mouse constant and controlling regions

REGENERON

Global collaboration to discover, develop, and commercialize therapeutic human antibodies Sanofi-aventis funds $475 million of discovery research over five years through 2012 Sanofi-aventis funds 100% of development costs for collaboration antibodies Goal is to bring average of 2 to 3 new antibodies into clinical development each year One antibody in Phase 1 plus two more INDs filed Sanofi-Aventis Antibody Collaboration

REGN88: IL-6R Antibody Phase 1 trial initiated in rheumatoid arthritis IL-6 plays important role in regulation of inflammatory and immune responses Clinical proof-of-concept for IL-6R antibody in rheumatoid arthritis demonstrated by Roche's tocilizumab - FDA approval pending Regeneron antibody is highly potent, fully human IL-6R blocking antibody with potential advantages (including subcutaneous delivery) over competitors

REGN421: Dll4 Antibody Delta-like ligand 4 inhibition being studied for its role in anti-angiogenesis IND filed December 2008 Phase 1 single-agent, dose-ranging study to begin in patients with advanced malignancies

REGN475: Selective Anti-NGF Antibody Clinical proof-of-concept for nerve growth factor (NGF) inhibition in treatment of pain demonstrated by Pfizer's tanezumab, currently in Phase 3 trials for osteoarthritis Challenge: Obtain an antibody that binds NGF selectively without cross-reacting, even at high concentrations, with other members of neurotrophin family (e.g., NT-3, NT-4) Solution: VelocImmune(r) technology yields highly selective anti-NGF antibody IND for REGN475 filed in December 2008 Phase 1 dose-ranging trial to begin in healthy volunteers

Growth

Expanding Research and Development, Clinical, and Manufacturing Regeneron's headquarters and research laboratories located in Tarrytown, NY 230,000 SF of world-class lab and office space under construction Expected occupancy in mid-2009 Biologics manufacturing capacity being expanded from 22,000 to 50,000 liters at our Rensselaer, NY facility Additional 272,000 SF building purchased in late 2007 suitable for manufacturing and warehouse space

Strong Financial Position Year-end 2008 cash and securities: ~$528MM No debt: In 2008, retired $200MM of convertible notes

Monetizing Technology VelociGene(r) Knock-Out and Transgenic Models sanofi-aventis (August 2008) Terms: $4.3MM/year for 5 years VelocImmune(r) Technology Licenses Corporate Astellas Pharma (March 2007) and AstraZeneca/Cambridge Antibody Technology (February 2007) Terms: $20MM/year each for up to 6 years (minimum 4 years) Mid-single-digit royalty on antibody sales Academic Columbia University (September 2008) Terms: Regeneron has exclusive option to license antibodies for development and commercialization

Collaboration Agreements sanofi-aventis Bayer HealthCare sanofi-aventis - Upfront/milestone payments $130MM $95MM $85MM - Development costs paid by partner * 100% ~50% 100%** - Profit split - Regeneron share US 50% 100% 50% 100% Japan ~35% royalty 50% 35-45% 100% ROW 50% 50% 35-45% 100% Milestones remaining Regulatory $400MM $90MM - - Sales - $135MM $250MM - * 50% repayment from profits ** plus $475MM of research funding over 5 years Oncology Eye Disease Antibodies Inflammation

27th Annual J.P. Morgan Healthcare Conference January 2009